UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 21, 2018
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1200
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2018, the Board of Directors (the “Board”) of New Relic, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board to nine directors and appointed each of Michael Christenson and Caroline Watteeuw Carlisle to serve as a member of the Board, effective immediately. Mr. Christenson will serve as a Class III director, whose term expires at the annual meeting of stockholders to be held in 2020, and Ms. Watteeuw will serve as a Class II director, whose term expires at the annual meeting of stockholders to be held in 2019.

Michael Christenson, age 59, has served as a Managing Director at Allen & Company, a private investment banking firm, since 2010. From 2006 to 2010, Mr. Christenson served as President and Chief Operating Officer of CA, Inc., an enterprise systems management and security software company. In 2005, Mr. Christenson served as CA, Inc.’s Executive Vice President of Strategy and Corporate Development. Prior to joining CA, Inc., Mr. Christenson was an investment banker at Salomon Brothers, Inc. and its successor firm, Citigroup Global Markets, Inc., from 1987 to 2004. Mr. Christenson currently serves on the board of directors of LogMeIn, Inc., a provider of cloud-based communications, collaboration, identity management, and customer support software. Mr. Christenson holds a B.A. in Chemistry from Rutgers University and an M.B.A. from New York University. The Company believes Mr. Christenson is qualified to serve as a member of our Board because of his extensive investment banking background, as well as his experience in the software industry and as an operating executive.

Caroline Watteeuw Carlisle, age 66, has served as Executive Vice President and Chief Information Officer of Caliber Home Loans, Inc. since June 2016. From October 2014 to June 2016, Ms. Watteeuw served as Technology Officer at Warburg Pincus LLC. From November 2013 to September 2014, Ms. Watteeuw served as a senior technology advisor to chief executive officers and corporate boards at Innovation Through Technology. Prior to that, Ms. Watteeuw served in various roles at PepsiCo, Inc., first as Chief Information Officer for North America from June 2004 to November 2008, and from November 2008 until September 2013, as the company’s Global Chief Technology Officer and Senior Vice President Business Information Solutions. Before PepsiCo, Inc., Ms. Watteeuw held several technology roles, including at iFormation Group, TradingEdge and Credit Suisse Group AG. Ms. Watteeuw served on the board of directors of Capgemini SE from May 2014 to May 2018. Ms. Watteeuw has been a Trustee of New York Institute of Technology since November 2015.  Ms. Watteeuw received an Engineering degree at the University of Ghent in Belgium and a M.S. in Chemical and Biochemical Engineering from the University of Pennsylvania. The Company believes Ms. Watteeuw is qualified to serve as a member of our Board because of her extensive background in the software industry, including her experience in several senior technology leadership roles.

Mr. Christenson and Ms. Watteeuw are entitled to cash and equity compensation for service on the Board and its committees in accordance with the Company’s Non-Employee Director Compensation Policy, as amended (the “Director Compensation Policy”), which was further amended by the Compensation Committee of the Board on August 21, 2018 to (i) establish annual cash compensation for the Chair of the Board in the amount of $20,000 and (ii) increase the value of each of the Initial Option Grant, the Initial RSU Grant, the Annual Option Grant and the Annual RSU Grant (each as defined in the Director Compensation Policy) from $80,000 to $90,000. The Director Compensation Policy, as amended effective August 21, 2018, is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, Mr. Christenson and Ms. Watteeuw executed the Company’s standard form of indemnification agreement. For a description of the material terms of this agreement, see “Transactions With Related Persons-Indemnification Agreements” in the Company’s definitive proxy statement for the 2018 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on July 11, 2018 (the “Proxy Statement”).

 There are no arrangements or understandings between either of Mr. Christenson or Ms. Watteeuw and any other persons pursuant to which either was selected as a member of the Board. There are also no family relationships between either of Mr. Christenson or Ms. Watteeuw and any director or executive officer of the Company, and neither Mr. Christenson nor Ms. Watteeuw has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On August 21, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Cooley LLP, 101 California Street, 5th Floor, San Francisco, California 94111. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the three nominees for Class I director to serve until the Company’s 2021 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Sohaib Abbasi	35,700,389	8,760,961	6,748,296
Hope Cochran	44,371,862	89,488	6,748,296
Adam Messinger	33,973,115	10,488,235	6,748,296

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,940,293	1,506,220	14,837	6,748,296

Proposal 3. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions
51,083,939	62,014	63,693

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	New Relic, Inc. Non-Employee Director Compensation Policy, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: August 23, 2018	By:	/s/ Mark Sachleben
Mark Sachleben